UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 5, 2025

Flutter Entertainment plc

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-37403	98-1782229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Madison Avenue New York, New York	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: +353 (1) 264 1566

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value of €0.09 per share	FLUT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2025, Flutter Entertainment plc (the “Company”) held its 2025 Annual General Meeting (the “Annual General Meeting”) of Shareholders. At the Annual General Meeting, the Company’s shareholders approved the Company’s Amended and Restated 2024 Omnibus Equity Incentive Plan (the “Amended Omnibus Plan”), the Company’s 2025 Employee Share Purchase Plan (the “2025 ESPP”) and the Company’s Sharesave Scheme, as amended and restated (the “Amended Sharesave Scheme”). The Amended Omnibus Plan, the 2025 ESPP and the Amended Sharesave Scheme were previously approved by the Company’s Board of Directors (the “Board”) on April 9, 2025, subject to shareholder approval.

The Amended Omnibus Plan increases the aggregate number of ordinary shares (“Shares”) that can be issued under the Flutter Entertainment plc 2024 Omnibus Equity Incentive Plan (the “Original Omnibus Plan”) from 1,770,000 to 8,520,000. Additionally, the Amended Omnibus Plan clarifies that all equity awards are subject to a minimum one-year vesting period, with limited exceptions, and removes certain share recycling provisions. The other terms of the Amended Omnibus Plan remain substantively the same as the Original Omnibus Plan.

The 2025 ESPP consists of two components: a component intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) so that awards granted to U.S. taxpayers are treated as tax-qualified awards under the Code, and a component that is not intended to qualify. The maximum aggregate number of Shares that may be issued pursuant to the 2025 ESPP is equal to 3,000,000 Shares.

The Amended Sharesave Scheme remains substantively the same as the Flutter Entertainment plc Sharesave Scheme, except for the following changes: reduction in the maximum level of discount represented by the option exercise price against the market value of Shares (from twenty-five percent (25%) to twenty percent (20%)), and replacement of the U.K.-style dilution limit with a fixed number of 3,000,000 Shares being available under the plan (including any sub-plans).

The material terms of the Amended Omnibus Plan, the Amended Omnibus Plan, the 2025 ESPP and the Amended Sharesave Scheme are described in the Company’s definitive Proxy Statement, dated April 24, 2025 (the “2025 Proxy Statement”), under the heading “Proposal 4 — Approval of the Flutter Entertainment plc Amended and Restated 2024 Omnibus Equity Incentive Plan,” “Proposal 5 — Approval of the Flutter Entertainment plc 2025 Employee Share Purchase Plan,” and “Proposal 6 — Approval of the Flutter Entertainment plc Sharesave Scheme (as amended and restated)”, which descriptions are incorporated herein by reference. The descriptions of the Amended Omnibus Plan, the 2025 ESPP and the Amended Sharesave Scheme contained herein and in the 2025 Proxy Statement do not purport to be complete and are qualified in their entirety by reference to the Amended Omnibus Plan, the 2025 ESPP and the Amended Sharesave Scheme, copies of which are filed respectively hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual General Meeting, the Company’s shareholders considered eleven proposals as more fully described in the 2025 Proxy Statement. Each of proposals 1 – 2 and 4 – 11 was adopted, and a majority of votes cast were voted in favor of holding future advisory votes on executive compensation annually with respect to proposal 3. The number of votes by the Company’s shareholders for and against each of the proposals put before the Annual General Meeting, as well as the number of abstentions and broker non-votes, were as follows (proposal numbers correspond to the proposal numbers used in the 2025 Proxy Statement):

Proposal 1: By separate resolutions, to elect / re-elect as appropriate the Director nominees listed below for a term expiring at the next Annual General Meeting of the Company:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
John Bryant	124,923,670	6,527,171	15,386	10,283,264
Robert (Dob) Bennett	131,360,302	88,006	17,919	10,283,264
Nancy Cruickshank	131,363,006	85,595	17,626	10,283,264
Nancy Dubuc	131,294,145	154,596	17,486	10,283,264
Alfred F. Hurley, Jr.	129,422,786	2,025,273	18,168	10,283,264
Peter Jackson	131,372,555	80,630	13,042	10,283,264
Holly Keller Koeppel	127,166,541	4,278,542	21,144	10,283,264
Carolan Lennon	130,763,271	686,383	16,573	10,283,264
Christine M. McCarthy	131,289,107	159,302	17,818	10,283,264

Proposal 2. To approve, on an advisory basis, the compensation of our Named Executive Officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
128,821,453	2,519,077	125,697	10,283,264

Proposal 3. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our Named Executive Officers:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
126,965,453	7,657	463,333	4,029,784	10,283,264

Proposal 4. To approve the Flutter Entertainment plc Amended and Restated 2024 Omnibus Equity Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,683,628	4,632,583	150,016	10,283,264

Proposal 5. To approve the Flutter Entertainment plc 2025 Employee Share Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
131,431,640	22,687	11,900	10,283,264

Proposal 6. To approve of the Flutter Entertainment plc Sharesave Scheme (as amended and restated):

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,949,912	494,879	21,436	10,283,264

Proposal 7a. To ratify, in a non-binding vote, the appointment of KPMG as Independent Registered Public Accounting Firm and Auditors of the Company for the year ended December 31, 2025:

Votes For	Votes Against	Abstentions	Broker Non-Votes
138,813,590	2,912,473	23,428	N/A

Proposal 7b. To authorize, in a binding vote, the Board to fix the compensation of KPMG

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,621,298	105,255	22,938	N/A

Proposal 8. To renew the annual authority of the Board to issue Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,021,758	706,502	21,231	N/A

Proposal 9. To renew the annual authority of the Board to issue Shares for cash without first offering Shares to existing shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
130,174,189	11,551,734	23,568	N/A

Proposal 10. To renew the annual authority of the Board to make market purchases of the Company’s Shares:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,660,945	47,625	40,921	N/A

Proposal 11. To renew the annual authority of the Board to determine the price range for the re-issue of treasury shares off market:

Votes For	Votes Against	Abstentions	Broker Non-Votes
141,596,230	109,380	43,881	N/A

As disclosed above, a majority of the votes cast voted, in a non-binding vote, in favor of having a shareholder vote to approve the compensation of the Company’s Named Executive Officers every year. In light of such vote, and consistent with the Company’s recommendation, the Board determined that it will include an advisory vote to approve the compensation of the Company’s Named Executive Officers in its proxy materials every year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s Named Executive Officers, or until the Board otherwise determines that it is in the best interest of the Company to hold an advisory vote on the compensation of the Company’s Named Executive Officers with a different frequency.

Item 7.01	Regulation FD Disclosure.

On June 5, 2025, the Company also released, via the Regulatory News Service in London (the “RNS”), an announcement regarding the results of the Annual General Meeting, in accordance with the disclosure requirements of the Listing Rules of the FCA in the United Kingdom, which is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Flutter Entertainment plc Amended and Restated 2024 Omnibus Equity Incentive Plan including the Non-Employee Sub-Plan (incorporated by reference to Exhibit 4.1 of the Registrant’s Form S-8 Registration Statement filed with the SEC on June 5, 2025).

10.2*	Flutter Entertainment plc 2025 Employee Share Purchase Plan (incorporated by reference to Exhibit 4.2 of the Registrant’s Form S-8 Registration Statement filed with the SEC on June 5, 2025).

10.3*	Rules of the Flutter Entertainment plc Sharesave Scheme (as amended and restated effective June 5, 2025) (incorporated by reference to Exhibit 4.3 of the Registrant’s Form S-8 Registration Statement filed with the SEC on June 5, 2025).

99.1	RNS announcement regarding the results of the Annual General Meeting

*	Previously Filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flutter Entertainment plc
(Registrant)

Date: June 5, 2025	By:	/s/ Fiona Gildea
	Name:	Fiona Gildea
	Title:	Deputy Company Secretary and Head of Governance